For period ending August 31, 2002						Exhibit 99.77Q3
File Number 811-4448

CERTIFICATIONS

October 30, 2002


I, Brian M. Storms, certify that:

1.	I have reviewed this report on Form N-SAR of UBS
Master Series, Inc.

2.	Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial information included
in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in the report;


4.	The registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)	designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the Evaluation Date); and

c)	presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.	The registrants other certifying officers and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies in the design or operation of
internal controls which could adversely affect the registrants ability to record, process, summarize and report financial data and have identified for the registrants auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants internal controls; and

6.	The registrants other certifying officers and I have indicated
in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.







        Date: October 30, 2002
 /s/ Brian M. Storms

Brian M. Storms
 President














































CERTIFICATIONS


October 30, 2002


I, Paul H. Schubert, certify that:

1.	I have reviewed this report on Form N-SAR of UBS
Master Series, Inc;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

2.	Based on my knowledge, the financial information included
in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in the report;


4.	The registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)	designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the registrants disclosure
controls and procedures as of a date within 90 days prior to the filing date of this report (the Evaluation Date); and

c)	presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

7.	The registrants other certifying officers and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors
(or persons performing the equivalent functions):

a)	all significant deficiencies in the design or operation of
internal controls which could adversely affect the registrants ability to record, process, summarize and report financial data and have identified for the registrants auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrants internal controls; and


5.	The registrants other certifying officers and I have indicated
in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.








        Date : October 30, 2002

/s/ Paul H. Schubert

 Paul H. Schubert

  Vice President & Treasurer